UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2017
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC	20016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 2FANNIE (800-232-6643)
(Former name or former address, if changed since last report): ______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 21, 2017, the Federal Housing Finance Agency (“FHFA”) released the 2018 conservatorship scorecard, which establishes corporate performance objectives for Fannie Mae and Freddie Mac set forth in the table below, including the relative weighting of each.
A principal element of 2018 compensation for our officers identified as “executive officers” in our Annual Report on Form 10-K for the year ended December 31, 2016, other than our Chief Executive Officer, will be deferred salary, a portion of which will be subject to reduction, or “at-risk,” based on performance. We expect that one half of the 2018 at-risk deferred salary for our executives will be subject to reduction based on the company’s performance against the 2018 conservatorship scorecard and additional objectives FHFA may establish. FHFA will have the primary role in determining whether Fannie Mae has achieved the objectives, with input from management and our Board of Directors.
2018 Conservatorship Scorecard (Corporate Performance Objectives)
For all Scorecard items, Fannie Mae and Freddie Mac (the Enterprises) and Common Securitization Solutions will be assessed based on the following criteria:
Assessment Criteria

•	The extent to which each Enterprise conducts initiatives in a safe and sound manner consistent with FHFA’s expectations for all activities;

•	The extent to which the outcomes of each Enterprise’s activities support a competitive and resilient secondary mortgage market to support homeowners and renters;

•	The extent to which each Enterprise conducts initiatives with consideration for diversity and inclusion consistent with FHFA’s expectations for all activities;

•	Cooperation and collaboration with FHFA, each other, the industry, and other stakeholders; and

•	The quality, thoroughness, creativity, effectiveness, and timeliness of their work products.

Maintain, in a safe and sound manner, credit availability and foreclosure prevention activities for new and refinanced mortgages to foster liquid, efficient, competitive, and resilient national housing finance markets. (40%)

FHFA expects the Enterprises to efficiently and effectively operate their single-family and multifamily business activities in a manner that supports safety and soundness, market liquidity, and access to credit.
Continue efforts to increase access to single-family mortgage credit for creditworthy borrowers, including underserved segments of the market:

•	Continue to identify opportunities to improve access to credit in a safe and sound manner, taking into consideration the changing circumstances and needs facing prospective borrower segments.

•	Assess the availability of low-balance loan financing and develop recommendations as appropriate.

•	Continue to support access to credit for borrowers with limited English proficiency, including by finalizing multiyear language access plans and beginning plan implementation.

•	Informed by request for input feedback, conclude the assessment of updated credit score models and, as appropriate, plan for implementation.

•	Research, assess, and begin planning for appraisal process modernization, which could include revised appraisal forms and data requirements.

•	Research and assess opportunities to further partnerships with housing finance agencies.
Finalize post-crisis loss mitigation activities:

•	Complete the post-crisis loss mitigation toolkit, including foreclosure alternatives and short-term hardships.
Continue to responsibly support the Neighborhood Stabilization Initiative.
Assess the current mortgage servicing business model and develop plans to support ongoing liquidity in the mortgage servicing market:

•
Informed by the 2017 Joint Servicing Market Survey, assess the challenges and potential solutions for improving the borrower experience, expanding liquidity, and increasing efficiency of the servicing market.

•	Work collaboratively with industry and other stakeholders.
Single-Family Rental Strategies:

•	Continue to gather and report to FHFA information needed to inform policy decisions regarding single-family rentals, and assist FHFA in assessing single-family rental strategies.
Develop plans to further support liquidity in the multifamily workforce housing market and consider market cost differences:

•	Explore opportunities to further support liquidity in multifamily workforce housing, including through pilots and initiatives.
Manage the dollar volume of new multifamily business to remain at or below $35 billion for each Enterprise:

•	Loans in affordable and underserved market segments, as defined in Appendix A, are to be excluded from the $35 billion cap.

Reduce taxpayer risk through increasing the role of private capital in the mortgage market. (30%)
FHFA expects the Enterprises to continue single-family and multifamily credit risk transfers as core business practices. FHFA will adjust targets as necessary to reflect market conditions and economic considerations. FHFA expects the Enterprises to continue to refine and improve their credit risk transfer programs. FHFA expects the Enterprises to transfer a meaningful amount of credit risk and will publish in CRT progress reports the actual amount of credit risk transferred by each Enterprise.

Single-Family Credit Risk Transfers:

•
Transfer a meaningful portion of credit risk on at least 90 percent of the unpaid principal balance (UPB) of newly acquired single-family mortgages in loan categories targeted for credit risk transfer, subject to FHFA target adjustments as may be necessary to reflect market conditions and economic considerations.

•
For 2018, targeted single-family loan categories include: non-HARP, fixed-rate mortgages with terms greater than 20 years and loan-to-value (LTV) ratios above 60 percent. Additional information on CRT targeted loan categories is in Appendix B.

•	Report to FHFA the actual amount of underlying mortgage credit risk transferred.
Multifamily Credit Risk Transfers:

•	Transfer a meaningful portion of the credit risk on newly acquired mortgages, subject to FHFA target adjustments as may be necessary to reflect market conditions and economic considerations.

•	Report to FHFA the actual amount of underlying mortgage credit risk transferred.
Retained Portfolio:

•
Execute FHFA-approved retained portfolio plans that meet, even under adverse conditions, the annual Preferred Stock Purchase Agreement (PSPA) requirements and the $250 billion PSPA cap by December 31, 2018. Any sales should be commercially reasonable transactions that consider impacts to the market, borrowers, and neighborhood stability.

Private Mortgage Insurer Eligibility Requirements (PMIERs 2.0):

•	Evaluate existing PMIERs and whether changes or updates are appropriate.

Build a new single-family infrastructure for use by the Enterprises and adaptable for use by other participants in the secondary market in the future. (30%)
Common Securitization Platform (CSP) and Single Security Initiative:
The Enterprises and Common Securitization Solutions, LLC (CSS) are to implement the Single Security Initiative on the CSP for both Fannie Mae and Freddie Mac in the second quarter of 2019.

•	Continue working with FHFA, each other, and CSS to implement the Single Security Initiative on the CSP for both Enterprises.

•	Incorporate the following design principles in developing the CSP:

◦	Focus on the functions necessary for current Enterprise single-family securitization activities.

◦	Include the development of operational and system capabilities necessary for CSP to facilitate the issuance and administration of a common, single security for the Enterprises.

◦	Allow for the integration of additional market participants in the future.

•	Continue to work with each other and CSS to obtain and use input from the Single Security Initiative/CSP Industry Advisory Group.

•	Work proactively with the industry to help market participants prepare for the implementation of the Single Security Initiative.
Provide Active Support for Mortgage Data Standardization Initiatives:

•	Continue the development and implementation of the Uniform Closing Dataset.

•	Continue implementation of the redesigned Uniform Residential Loan Application and the Uniform Loan Application Dataset/Automated Underwriting System specifications.

•	Assess and, as appropriate, begin implementation of strategies to redesign the Uniform Appraisal Dataset.
Appendix A: Multifamily Definitions
1.    Market share target and quarterly review of market size
The 2018 Scorecard establishes a $35 billion cap on the multifamily purchase volume of each Enterprise (the “capped category”). Loans in affordable and underserved market segments are excluded from the cap (the “excluded category”). FHFA will review its estimates of the multifamily loan origination market size on a quarterly basis. If FHFA determines that the actual 2018 market size is greater than was projected, it will apply an appropriate increase to the capped category. If FHFA determines that the actual 2018 market size is smaller than was projected, it will not reduce the capped category.
The following sections explain how FHFA will treat loans in the affordable and underserved market segments.
2.    Loans on targeted affordable housing properties
Targeted affordable housing loans are loans to properties encumbered by a regulatory agreement or a recorded use restriction under which all or a portion of the units are restricted for occupancy by tenants with limited incomes and which restrict the rents that can be charged for those units. FHFA will exclude a proportionate amount of the loan for properties in the targeted affordable category, depending on the percentage of units that are restricted by a regulatory agreement or recorded use restriction. FHFA will exclude from the cap 50 percent of the loan amount if the percentage of restricted units is less than 50 percent of the total units in a project, and will exclude 100 percent of the loan amount if the percentage of restricted units is equal to or more than 50 percent.
The following are examples of loans on targeted affordable housing properties that FHFA will exclude from the capped category:

•	Loans on properties subsidized by the Low Income Housing Tax Credit program, which limits tenant incomes at 60 percent of area median income (AMI) or below;

•
Loans on properties developed under state or local inclusionary zoning, real estate tax abatement, loan or similar programs, where the property owner has agreed to: a) restrict a portion of the units for occupancy by tenants with limited incomes in accordance with the requirements of the state or local program and restrict the rents that can be charged for those units at rents affordable to those tenants; and b) enforce these restrictions through a regulatory agreement or recorded use restriction; and

•	Loans on properties covered by a Section 8 Housing Assistance Payment contract where the contract limits tenant incomes to 80 percent of AMI or below. FHFA will not consider a unit that is occupied by a Section 8 certificate or voucher holder as a targeted affordable housing unit unless there is also a contract, a regulatory agreement, or a recorded use restriction.
On a case-by-case basis, FHFA will consider Enterprise requests to exclude other loans from the capped category that meet affordable housing and mission goals but do not meet the exact definition of targeted affordable housing.
3.    Loans on other affordable units
FHFA will exclude from the capped category units whose rents are affordable to tenants at various income thresholds but that are not subject to a regulatory agreement or recorded use restriction. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units with affordable, unsubsidized/market rents, as described below.
a.    Loans on affordable units in standard markets
Standard markets are those that are not located in rural areas or in designated high cost, very high cost, or extremely high cost markets. For properties located in these markets, the income threshold for affordability is 60 percent of AMI or below.
b.    Loans on affordable units in high cost, very high cost, or extremely high cost markets
In high cost markets as designated by FHFA, the income threshold for affordability is 80 percent of AMI or below. In very high cost markets as designated by FHFA, the income threshold for affordability is 100 percent of AMI or below. In extremely high cost markets as designated by FHFA, the income threshold for affordability is 120 percent of AMI or below.
4.    Loans on properties located in rural areas
Rural areas are those areas designated as such in the Duty to Serve rule. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below. Very high cost and extremely high cost market adjustments are not available.
5.    Loans on small multifamily properties
Small multifamily properties are properties that have 5 to 50 units. FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below in standard and high cost markets, 100 percent of AMI or below in very high cost markets, and 120 percent of AMI or below in extremely high cost markets.
6.    Manufactured housing rental community blanket loans
Loans to manufactured housing rental communities are blanket loans secured by the land and the rental pads. FHFA will exclude the full loan amount of a manufactured housing rental community blanket loan.
7.    Loans on seniors housing assisted living properties
For loans on seniors housing assisted living properties, FHFA will exclude the pro rata portion of the loan amount based on the percentage of units affordable at 80 percent of AMI or below.
8.    Loans to finance energy or water efficiency improvements
Loans to finance energy or water efficiency improvements are loans funded by the Enterprises under their own specialized financing programs for this purpose. The full loan amount under the Fannie Mae Green Rewards and Freddie Mac Green Up and Green Up Plus loan programs will be excluded from the cap if the renovations under the program project a minimum 25 percent reduction in either annual energy or water whole property consumption. For loans funded under the Fannie Mae Green Building Certification program or the Freddie Mac Green Certified program, FHFA will exclude 50 percent of the loan amount if at least 20 percent but less than 50 percent of the unit rents are affordable by applying the income limits in

Section 3 and exclude 100 percent of the loan amount if the percentage of affordable units is equal to or more than 50 percent. FHFA will require specific data elements on all transactions where energy or water efficiency improvements are made for both Enterprises to determine the effectiveness of the programs in achieving policy outcomes.
9.     Other Scorecard requirements
For purposes of reporting on loan and commitment activity under the 2018 Scorecard, the Enterprises must: a) use the definitions for determining unit affordability of seniors housing assisted living units, coop units, and shared living arrangements, including student housing, that are included in the August 2015 housing goals regulation; b) use affordability data as of the loan acquisition date; c) report monthly to FHFA on their acquisition and commitment volumes using a reporting format that aligns with the Scorecard categories; and d) report quarterly on their acquisition volumes under the capped category and under the affordable and underserved excluded category in a public disclosure using a reporting format to be determined by FHFA.
Appendix B: Single-Family Credit Risk Transfer Guidelines
For 2018, targeted single-family loan categories for credit risk transfer include: non-HARP, fixed-rate mortgages with terms greater than 20 years and LTV ratios above 60 percent.
These targeted loan categories do not include the following:

•	Loans with quality control defects: Loans the Enterprises require lenders to repurchase, are pending repurchase, or require a repurchase alternative such as lender indemnification or recourse.

•
Prepayments: Loans that are prepaid prior to being included in a credit risk transfer transaction, although this does not include loans that may be removed from mortgage-backed securities when a loan is in default.

•
Loans that are not newly originated or funded: Loans that are seasoned with three or more months of performance at the time of Enterprise acquisition (both bulk transactions and individual seasoned loan purchases).

•	Loans that are held by third parties:

o
Loans, guaranteed by the Enterprises, that are part of Long Term Stand By commitments, which are held by third parties and do not involve the Enterprise acquiring or securitizing the loan at the time of providing the guarantee.

o
Loans that are part of Long Term Stand By unwinds, which ends the commitment with the third party by simultaneously issuing mortgage-backed securities backed by many of the same loans used in the original transaction.

•	Government guaranteed loans: Loans that are guaranteed by the Federal Housing Administration, Veterans Affairs, or Rural Housing.

•	High Loan-to-Value (LTV) Streamlined Refinance Program: Refinance loans that are issued under the Enterprises’ High-LTV Streamlined Refinance Program.

o	For loans that have prepaid as a result of a High-LTV Streamlined Refinance, the Enterprises will modify the structure of their CRT transactions to allow the newly refinanced loan to return to the reference pool in place of the loan that prepaid. This will help preserve CRT coverage on the original loan. Because High-LTV Streamlined Refinance loans will be replacing a previous loan in the reference pool, loans under this program are not separately included as a targeted loan category for purposes of this measure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Timothy J. Mayopoulos
Timothy J. Mayopoulos President and Chief Executive Officer

Date: December 22, 2017